UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

July 9, 2008
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

On July 9, 2008, we entered into amendments (the “Amendments”) to the Executive Employment Agreements between us and each of Andrew Reddick, President and Chief Executive Officer, Ron Spivey, Senior Vice President and Chief Scientific Officer, and Peter A. Clemens, Senior Vice President and Chief Financial Officer (collectively, the “Executive Employment Agreements”).

The amendment to Dr. Spivey’s Executive Employment Agreement provides that Dr. Spivey will receive a $315,000 bonus payment (in addition to any other payments to which he may be entitled pursuant to the Executive Employment Agreement) if he remains employed by us through December 31, 2008. The bonus payment will also be payable if Dr. Spivey’s employment is terminated by us without Cause (as defined in his Executive Employment Agreement) or if he terminates his employment for Good Reason (as defined in his Executive Employment Agreement) prior to December 31, 2008. The bonus payment will be paid on December 31, 2008.

In addition, as part of the amendment to Dr. Spivey’s Executive Employment Agreement, we entered into an Amended and Restated Employment Agreement to be effective January 1, 2009. The Amended and Restated Employment Agreement provides that commencing January 1, 2009, Dr. Spivey will continue his employment with us through December 31, 2010 on a part-time basis (10 weeks per year) at an annual salary of $120,000 and will have the title of Senior Scientific Advisor. Dr. Spivey will report to the Chief Executive Officer and will be eligible for benefits offered to part-time employees.

The Amendments to Mr. Reddick’s and Mr. Clemens’ Executive Employment Agreements, which automatically renew annually unless a party sends the other party a notice of non-renewal, provide that the expiration of the agreements due to our non-renewal constitutes a termination without Cause (as defined in the respective agreements) and our sending of a notice of non-renewal will permit Messrs. Reddick and Clemens to terminate their respective agreements for Good Reason (as defined in such agreements). A termination without Cause or a termination for Good Reason will, among other things, trigger severance and bonus payments under the respective agreements.

The foregoing descriptions of the Amendments are qualified by the text of the Amendments, which are attached hereto as Exhibits.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Fifth Amendment to Executive Employment Agreement executed July 9, 2008 between Acura Pharmaceuticals, Inc. and Andrew D. Reddick

10.2	Third Amendment to Executive Employment Agreement executed July 9, 2008 between Acura Pharmaceuticals, Inc. and Ron J. Spivey

10.3	Amended and Restated Employment Agreement effective as of January 1, 2009 between Acura Pharmaceuticals, Inc. and Ron J. Spivey

10.4	Fifth Amendment to Executive Employment Agreement executed July 9, 2008 between Acura Pharmaceuticals, Inc. and Peter A. Clemens

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: July 9, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fifth Amendment to Executive Employment Agreement executed July 9, 2008 between Acura Pharmaceuticals, Inc. and Andrew D. Reddick

10.2	Third Amendment to Executive Employment Agreement executed July 9, 2008 between Acura Pharmaceuticals, Inc. and Ron J. Spivey

10.3	Amended and Restated Employment Agreement effective as of January 1, 2009 between Acura Pharmaceuticals, Inc. and Ron J. Spivey

10.4	Fifth Amendment to Executive Employment Agreement executed July 9, 2008 between Acura Pharmaceuticals, Inc. and Peter A. Clemens